UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

September 10, 2018

Date of Report (Date of earliest event reported)

SANMINA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-21272	77-0228183
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 North First Street

San Jose, California 95134

(Address of principal executive offices)

(408) 964-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter)

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 10, 2018, the Compensation Committee of the Board of Directors of Sanmina Corporation (the “Company”) approved the compensation package for the Company’s new Chief Executive Officer. This approval follows the previously announced appointment of Michael Clarke as Chief Executive Officer of the Company, effective October 1, 2018. Mr. Clarke’s compensation package is described below.

Base Salary	Fiscal 2018 Bonus Target as percentage of base salary	Equity Awards**
$925,000	150%*

• 100,000 restricted stock units vesting through October 2021

• 150,000 performance stock units vesting as follows:

• 100,000 upon achievement of certain specified levels of financial performance in either fiscal 2019 or fiscal 2020

• 50,000 upon achievement of certain specified levels of financial performance in either fiscal 2020 or fiscal 2021

• 150,000 performance stock options vesting upon achievement of certain specified levels of stock price before October 15, 2021

* Up to a maximum of 300% of base salary.

** Grant date will be October 15, 2018. None of the performance stock units or performance stock options will vest, and all of such awards will be canceled and not payable to the Chief Executive Officer, in the event that the performance criteria are not met in the specified periods.

In addition, Mr. Clarke shall receive the Company’s standard change in control severance arrangement providing for certain benefits in the event of a qualifying termination of employment following a change in control of the Company.  These benefits consist of (1) payment, in a lump sum, of two times base salary and one times target bonus for the year, (2) acceleration in full of all unvested equity awards held by Mr. Clarke and (3) payment, in a lump sum, of premiums for continued health insurance coverage for a period of 18 months. The plan does not provide benefits unless the employee is terminated without cause or resigns for good reason within a specified period of time following a change in control.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SANMINA CORPORATION

	By:	/s/ David R. Anderson
David R. Anderson
Executive Vice President and Chief Financial Officer

Date: September 13, 2018